Nuveen U.S. Equity Completeness Fund

Summary Prospectus   |   October 31, 2009

Ticker: Common Shares

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated October 31, 2009, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to provide capital appreciation and to enhance the risk/return profile of the U.S. equity portion of certain “funds of funds” advised by Nuveen Asset Management (“NAM”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fees	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses	2.83%
Total Annual Fund Operating Expenses	3.38%
Fee Waivers and Expense Reimbursements[1]	(2.58%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.80%
1	The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that Total Annual Fund Operating Expenses (excluding interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% (1.05% after October 31, 2011) of the average daily net assets. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
1 Year	$82	$82
3 Years	$283	$283
5 Years	$530	$530
10 Years	$1,236	$1,236

Nuveen Investments	1

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund will invest primarily in equity securities of U.S. companies.

The fund’s only investors are the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund (individually, an “Allocation Fund,” and collectively, the “Allocation Funds”). Each Allocation Fund is a “fund of funds” and invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”).

The fund is managed with the goal of outperforming a customized benchmark that is designed so that, when it is combined with the benchmarks of the U.S. equity-focused Underlying Funds included in the Allocation Funds, it approximates the performance of the Russell 3000® Index. This process seeks to optimize return while targeting a tracking error of 1.50% relative to the customized benchmark.

Principal Risks

Market Risk/Smaller Company Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably. This risk is greater for small and medium market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on smaller management groups than larger, more established companies.

As with any mutual fund investment, loss of money is a risk of investing.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been existence for a full calendar year.

Management

Investment Adviser

Nuveen Asset Management

Sub-Adviser

Nuveen HydePark Group, LLC (“HydePark”)

Portfolio Managers

David E. Tierney, PhD, John W. Gambla, CFA, and Rob A. Guttschow, CFA, serve as the portfolio managers for the fund.

Mr. Tierney, Senior Managing Director and Chief Investment Officer of HydePark, has been on the investment team for the fund since its inception. Mr. Gambla, Managing Director and Portfolio Manager for HydePark, has been on the investment team for the fund since its inception. Mr. Guttschow, Managing Director and Portfolio Manager for HydePark, has been on the investment team for the fund since its inception.

Purchase and Sale of Fund Shares

Shares of the fund may be purchased only by the Allocation Funds.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

2	Nuveen Investments

MPM-COMP-1009P